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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-75531, No. 333-57006, No. 333-57008, No.
333-57010, No. 333-57012) of Varian Medical Systems, Inc. of our report dated October 18, 2002 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.

/S/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
November 26, 2002